UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2009

                           FIRST MERCHANTS CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

0-17071                                                 35-1544218
(Commission File Number)                       (IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, Indiana                                          47305-2814
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (765) 747-1500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     (a) On January 21, 2009, the Board of Directors of First Merchants Corporation amended Article V, Section 1 of the Corporation's Bylaws to provide for a Board consisting of a number of Directors between nine (9) and fifteen
(15), as determined by a two-thirds (2/3) vote of the Board of Directors. Previously, the Bylaws provided for ten (10) Directors. The Board of Directors also adopted a resolution setting the number of Directors at eleven (11) effective as of May 6, 2009 and increased the number of Class III Directors from three (3) to four (4).

Item 9.01. Financial Statements and Exhibits.

     (d) (3.1) Article V, Section 1 of the Corporation's Bylaws, as amended January 21, 2009



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 23, 2009.

                                               FIRST MERCHANTS CORPORATION


                                               By: /s/ Mark K. Hardwick
                                                   -----------------------------
                                                   Mark K. Hardwick,
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                                             EXHIBIT INDEX


(3.1) Article V, Section 1 of the Corporation's Bylaws, as amended January 21, 2009

EXHIBIT 3.1

                                    ARTICLE V

                               Board of Directors

Section 1. Election, Number and Term of Office. The business and affairs of the Corporation shall be managed in accordance with the Act under the direction of a Board consisting of not less than nine (9) and not more than fifteen (15) Directors, who shall be elected by the holders of the shares of stock entitled by the Articles of Incorporation to elect Directors. The number of Directors shall be fixed or changed from time to time, within this minimum and maximum, by a two-thirds (2/3) vote of the Board of Directors. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

The Directors shall be divided into three (3) classes as nearly equal in number as possible, all Directors to serve three (3) year terms except as provided in the third paragraph of this Section. One class shall be elected at each annual meeting of the shareholders, by the holders of the shares of stock entitled by the Articles of Incorporation to elect Directors.

No person shall serve as a Director subsequent to the annual meeting of shareholders following the end of the calendar year in which such person attains the age of seventy (70) years. The term of a Director shall expire as of the annual meeting following which the Director is no longer eligible to serve under the provisions of this paragraph, even if fewer than three (3) years have elapsed since the commencement of the Director's term.

Except in the case of earlier resignation, removal or death, all Directors shall hold office until their respective successors are chosen and qualified.

The provisions of this Section of the Bylaws may not be changed or amended except by a two-thirds (2/3) vote of the Board of Directors.